Exhibit 32


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with this Amendment Number 1 on Form 10-K/A to the Annual Report of JB Oxford Holdings, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), we, Christopher L. Jarratt, Chief Executive Officer, and Michael
J. Chiodo, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Christopher L. Jarratt
---------------------------
Chief Executive Officer
April 29, 2005


/s/  Michael J. Chiodo
---------------------------
Chief Financial Officer
April 29, 2005






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